UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 10, 2005
         ---------------------------------------------------------------


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of Registrant as specified in charter)


    Maryland                     001-09279                       13-3147497
-------------------------------------------------------------------------------
(State or other            (Commission file No.)               (IRS Employer
  jurisdiction of                                                 I.D. No.)
  incorporation)


       60 Cutter Mill Road, Suite 303, Great Neck, New York        11021
       -----------------------------------------------------------------
       (Address of principal executive offices)               (Zip code)


        Registrant's telephone number, including area code     516-466-3100
                                                               ------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On March 10, 2005 registrant issued a press release announcing its results of operations for the quarter and year ended December 31, 2004. The press release is attached as an exhibit to this Form 8-K.

Item 9.01  Financial Statement and Exhibits

(a) Financial Statement of Businesses Acquired. Not Applicable.

(b) Proforma Financial Information. Not Applicable.

(c) Exhibits.
    99.1  Press release issued March 10, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ONE LIBERTY PROPERTIES, INC.



Date:     March 11, 2005                 By:  /s/ Simeon Brinberg
                                         -----------------------------------
                                         Simeon Brinberg
                                         Senior Vice President

                          ONE LIBERTY PROPERTIES, INC.
                         60 CUTTER MILL ROAD - SUITE 303
                              GREAT NECK, NY 11021
                             Telephone 516-466-3100
                             Telecopier 516-466-3132
                          www.onelibertyproperties.com

             ONE LIBERTY PROPERTIES ANNOUNCES RESULTS OF OPERATIONS
                FOR THE QUARTER AND YEAR ENDED DECEMBER 31, 2004

Great Neck, New York - March 10, 2005 - One Liberty Properties, Inc. (NYSE: OLP) today announced that for the year ended December 31, 2004, revenues increased by 34% and net income applicable to common stockholders increased by 47% compared to revenues and net income applicable to common stockholders for the preceding year ended December 31, 2003. The Company reported revenues of $26,527,000, and net income applicable to common stockholders of $10,974,000, or $1.13 per common share on a diluted basis, for the year ended December 31, 2004. Net income applicable to common stockholders gives effect to the Company's equity in earnings of unconsolidated joint ventures of $2,869,000. For the year ended December 31, 2003, One Liberty reported revenues of $19,796,000, and net income applicable to common stockholders of $7,488,000, or $1.18 per common share on a diluted basis. Net income for 2003 includes the Company's equity in earnings of unconsolidated joint ventures of $2,411,000 and deducts cash distributions to preferred stockholders of $1,037,000. The weighted average number of common shares outstanding on a diluted basis was 9,744,000 and 6,372,000 for the years ended December 31, 2004 and 2003, respectively.

For the quarter ended December 31, 2004, One Liberty reported revenues of $8,332,000, and net income applicable to common stockholders of $4,009,000, or $.41 per common share on a diluted basis. Net income for the quarter ended December 31, 2004 gives effect to the Company's equity in earnings of unconsolidated joint ventures of $1,231,000. This compares with revenues of $5,514,000, net income applicable to common stockholders of $1,906,000 and net income per common share on a diluted basis of $.23 for the quarter ended December 31, 2003. Net income for the quarter ended December 31, 2003 gives effect to the Company's equity in earnings of unconsolidated joint ventures of $577,000 and deducts cash distributions to preferred stockholders of $259,000. The weighted average number of common shares outstanding on a diluted basis was 9,790,000 and 8,325,000 for the three months ended December 31, 2004 and 2003, respectively.

One Liberty also reported funds from operations applicable to common stockholders of $16,789,000, or $1.72 per common share on a diluted basis, for the year ended December 31, 2004, as compared to $11,776,000, or $1.85 per common share on a diluted basis for the year ended December 31, 2003. Funds from operations applicable to common stockholders for the three months ended December 31, 2004 was $5,751,000, or $.59 per common share on a diluted basis, as compared to $3,235,000, or $.39 per common share on a diluted basis, for the three months ended December 31, 2003. Funds from operations, calculated in accordance with the NAREIT definition, adds back to net income depreciation of properties, One Liberty's share of depreciation in unconsolidated joint ventures and amortization of deferred leasing costs. The calculation then deducts gains on sale of real estate and cash distributions in the 2003 periods to preferred stockholders. All of One Liberty's preferred shares were redeemed or converted to common stock effective December 30, 2003.

Commenting on the results of operations, Jeffrey Fishman, President and Chief Executive Officer of One Liberty, stated that, "The increase in our revenues year over year and quarter over quarter was primarily due to the increase in rental revenues, principally a result of the acquisition of eleven properties during 2003 and 2004. Our revenues also increased in 2004 and the quarter ended December 31, 2004 due to the receipt of $767,000 in the December 31, 2004 quarter from the sale by us of a bankruptcy claim and receipt of $350,000 in the December 31, 2004 quarter from settlement of a claim relating to a property acquisition, both of which are "one time revenue items." On the expense side, Mr. Fishman noted that property acquisitions, financing activities and a general increase in the level of the Company's business caused expenses to increase year over year and quarter over quarter by 35% and 41%, respectively. Specifically, depreciation expense increased due to the acquisition of additional properties and interest on mortgages payable increased as a result of mortgage loans placed on properties, mortgages assumed in connection with property acquisitions and mortgage refinancing. In addition, general and administrative expenses increased year over year and quarter over quarter due to a number of factors, most of which relate to the increase in the level of the Company's business. For the year ended December 31, 2004, the Company incurred a non-recurring fee for the initial listing of its common stock on the New York Stock Exchange and recorded a $366,000 provision for valuation adjustment relating to a property wholly owned by the Company and leased to a tenant which filed for bankruptcy protection, disaffirmed its lease and vacated the property. There were no comparable expense items in the prior year.

Commenting further, Mr. Fishman noted that positively impacting the Company's results of operations in both the current year and the current quarter was a 19% and 113% increase, respectively, in the Company's equity in earnings of unconsolidated joint ventures. The increase is primarily the result of the organization of two ventures in 2004, each of which acquired one property, and the acquisition of an additional 25% interest in one of the Company's movie theater joint ventures in the fourth quarter of 2003. One of the Company's ventures sold a bankruptcy claim in the quarter ended December 31, 2004, which resulted in an increase in equity in earnings from unconsolidated joint ventures of $429,000. A number of factors offset this increase, the principal one being direct write offs of unbilled rent receivable.

Mr. Fishman noted that in 2004, the Company completed investing the balance of the net proceeds derived from a public offering completed in the last quarter of 2003. The investment of these funds significantly increased revenues and net income in 2004. However, the investment of these funds over the course of the year, combined with the increase in the average number of shares outstanding for the full year, resulted in a decrease in per share earnings year over year. He further noted that to date in 2005, the Company has invested $24,700,000 in the purchase of six properties and is involved in negotiations for additional property acquisitions. He commented that, "The rental income which will be generated for the full year of 2005 with respect to six properties acquired by us during 2004, the rental income to be derived from two properties acquired by our unconsolidated joint ventures during 2004, the rental income to be received from six properties acquired to date in 2005, and rental income to be generated from any additional properties acquired in 2005 should result in an increase in our revenues, net income and net income per share year over year."

One Liberty Properties is a real estate investment trust and invests primarily in improved commercial real estate under long term net lease.

Certain information contained in this press release, including information with respect to factors which may improve our future results of operations and future acquisitions, together with other statements and information publicly disseminated by One Liberty Properties, Inc. is forward looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. We intend such forward looking statements to be covered by the safe harbor provision for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for the purpose of complying with these safe harbor provisions. Information regarding certain important factors that could cause actual outcomes or other events to differ materially from any such forward looking statements will appear in the Company's Form 10-K for the year ended December 31, 2004. You should not rely on forward looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, performance or achievements.

Contact: Simeon Brinberg
         (516) 466-3100



                    ONE LIBERTY PROPERTIES, INC. (NYSE: OLP)
                  (Amounts in Thousands, Except Per Share Data)

                                                                         Three Months Ended              Year Ended
                                                                            December 31,                December 31,
                                                                       --------------------           -----------------
                                                                         2004           2003          2004          2003
                                                                         ----           ----          ----          ----

Revenues
     Rental income - Note 1                                             $7,822          $5,379       $25,792      $19,284
     Interest and other income                                             510             135           735          512
                                                                        ------          ------       -------      -------
                                                                         8,332           5,514        26,527       19,796
                                                                        ------          ------       -------      -------

Expenses
     Depreciation and amortization                                       1,424           1,054         4,758        3,473
     Interest-mortgages payable                                          2,188           1,998         8,430        6,844
     Interest-line of credit                                               211             137           467          564
     Leasehold rent                                                         77               -           119            -
     General and administrative                                            725             553         3,127        2,203
     Public offering expenses                                                -              45             -           69
     Real estate expenses                                                  563             139         1,230          543
     Provision for valuation adjustment of real estate                     366               -           366            -
                                                                        ------         -------       -------      -------
                                                                         5,554           3,926        18,497       13,696
                                                                        ------         -------       -------      -------
Earnings before equity in earnings of unconsolidated
      joint ventures and gain on sale                                    2,778           1,588         8,030        6,100

Equity in earnings of unconsolidated joint ventures                      1,231             577         2,869        2,411

Gain on sale of real estate and available-for-sale
    securities                                                               -               -            75           14
                                                                       -------         -------       -------      -------

Net income                                                             $ 4,009         $ 2,165       $10,974      $ 8,525
                                                                       =======         =======       =======      =======

Calculation of net income applicable to common stockholders:
Net income                                                             $ 4,009         $ 2,165       $10,974      $ 8,525
Less: distributions on preferred stock                                       -             259             -        1,037
                                                                       -------         -------       -------      -------

Net income applicable to
   common stockholders                                                 $ 4,009         $ 1,906       $10,974      $ 7,488
                                                                       =======         =======       =======      =======

Net income per common share:
     Basic                                                             $   .41         $   .23       $  1.13      $ 1.18
                                                                       =======         =======       =======      ======
     Diluted                                                           $   .41         $   .23       $  1.13      $ 1.18
                                                                       =======         =======       =======      ======

Funds from operations applicable to
   common stockholders*                                                $ 5,751         $ 3,235       $16,789     $11,776
                                                                       =======         =======       =======     =======

Funds from operations per common share:
     Diluted                                                           $   .59         $   .39       $  1.72     $  1.85
                                                                       =======         =======       =======     =======

Weighted average number of common shares outstanding:
     Basic                                                               9,780           8,294         9,728       6,340
                                                                         =====           =====         =====       =====
     Diluted                                                             9,790           8,325         9,744       6,372
                                                                         =====           =====         =====       =====

Note 1 - Rental income includes straight line rent accruals of $1,037 and $392 for the year and three months ended December 31, 2004 and $1,058 and $209 for the year and three months ended December 31, 2003, respectively.
-------------------------------------------------------------------------------



   * Funds from operations applicable to common stockholders is summarized in the following table:

                                                                          Three Months Ended              Year Ended
                                                                              December 31,               December 31,
                                                                              ------------               ------------
                                                                         2004           2003          2004          2003
                                                                         ----           ----          ----          ----


   Net income                                                          $ 4,009         $ 2,165       $10,974      $ 8,525
   Add: depreciation of properties                                       1,424           1,054         4,758        3,473
   Add:  our share of depreciation in
      unconsolidated joint ventures                                        302             253         1,075          790
   Add: amortization of capitalized
      leasing expenses                                                      16              22            55           39
   Deduct: gain on sale of real estate                                       -               -           (73)         (14)
   Deduct: preferred distributions                                           -            (259)            -       (1,037)
                                                                       -------         -------       -------       ------
   Funds from operations applicable to
      common stockholders                                              $ 5,751         $ 3,235       $16,789      $11,776
                                                                       =======         =======       =======      =======


